UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing Address)
(Address, Including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Argo Group International Holdings, Ltd. (“Argo Group”) is filing this Current Report on Form 8-K to update the information included in its Annual Report on Form 10-K (“Form 10-K”) for the year ended December 31, 2011 for the adoption of Accounting Standards Update (“ASU”) 2010-26 and to provide supplemental financial information for its wholly owned subsidiary Argo Group US, Inc. (“Argo US”) in accordance with Rule 3-10 of Regulation S-X.

Effective January 1, 2012, Argo Group retrospectively adopted ASU 2010-26 that addresses which costs related to issuing or renewing insurance contracts qualify for deferral. To qualify for deferral, the guidance specifies that a cost must be directly related to the successful acquisition of an insurance contract. Upon adoption, the financial statements for prior periods were adjusted to reflect the adoption of the new standard. The financial statements included in Exhibit 99.1 to this Form 8-K update the financial statements included in Argo Group’s 2011 Form 10-K to reflect the impact of retrospective adoption. However, such adjusted financial statements do not represent a restatement of the 2011 Form 10-K.

In addition, on September 18, 2012, Argo Group expects to file a registration statement that registers for sale certain debt securities of Argo US. Under the Securities Act of 1933, Argo Group is required to disclose in a footnote to its financial statements financial information of Argo US in accordance with Rule 3-10 of Regulation S-X.

The following items of the 2011 Form 10-K are being updated retrospectively to reflect the adoption of ASU No. 2010-26 and/or add the additional footnote to its financial statements providing financial information regarding Argo US discussed above:

•	Item 1 – Business

•	Item 6 – Selected Financial Data

•	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 – Financial Statements and Supplementary Data

•	Item 15 – Exhibits and Financial Statement Schedules

Portions of Parts I, II and IV of the 2011 Form 10-K, as adjusted retrospectively, are included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Calculation of earnings to fixed charges and earnings to combined fixed charges and preferred share dividends, as adjusted retrospectively, is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, updated consolidated financial statements for the period ended June 30, 2012, originally contained in Argo Group’s Form 10-Q for the period ended June 30, 2012 (“Form 10-Q”) are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. These financial statements have been updated solely to include the new footnote referenced above related to financial information regarding Argo US.

Except for matters noted above, no other information in the 2011 Form 10-K or the consolidated financial statements originally included in the Form 10-Q is being updated in this Form 8-K for events or developments that occurred subsequent to the filing of the Form 10-K or Form 10-Q. Consequently, all other information not affected by the additions described above is unchanged and reflects the disclosures and other information made at the dates of the filing of the Form 10-K and Form 10-Q and should be read in conjunction with Argo Group’s filings with the SEC subsequent to such dates, including amendments to such filings, if any.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit Description

23	Consent of independent registered public accounting firm.

99.1	Supplemental information to update Argo Group’s Annual Report on Form 10-K for the year ended December 31, 2011.

99.2	Computation of Ratios of Earnings to Fixed Charges

99.3	Unaudited Consolidated Financial Statements of Argo Group and Notes thereto for the period ended June 30, 2012, revised only to provide supplemental financial information relating to Argo US.

101	The following financial information from Argo Group’s Form 10-K for the year ended December 31, 2011, formatted in XBRL (Extensible Business Reporting Language):

(i) Consolidated Balance Sheet

(ii) Consolidated Statement of Earnings

(iii) Consolidated Statement of Comprehensive Income

(iv) Consolidated Statement of Changes in Equity

(v) Consolidated Statement of Cash Flows

(vi) Notes to Consolidated Financial Statements

(vii) Financial Statement Schedules

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
Dated: September 18, 2012		Name:	Jay S. Bullock
		Title:	Executive Vice President and Chief Financial Officer